EXECUTION VERSION


         FIRST AMENDMENT, dated as of July 26, 2005, (this "AMENDMENT"), to the Credit Agreement dated as of January 27, 2005, (as further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among DLI HOLDING II CORP., a Delaware corporation ("HOLDINGS"), DEL LABORATORIES, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "LENDERS"), J.P. MORGAN SECURITIES, INC. and BEAR, STEARNS & CO. INC. as Lead Arrangers, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent, DEUTSCHE BANK SECURITIES INC., as Documentation Agent and as co-agent (together with the Lead Arrangers, the "ARRANGERS") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").



                                R E C I T A L S:
                                 - - - - - - - -


         A. The Borrower has requested that the Lenders agree to amend and waive certain provisions of the Credit Agreement as herein set forth.

                  B. The Lenders whose signatures appear below, constituting the Required Lenders, hereby consent to such amendment and waiver on the terms and
conditions contained herein.

         NOW THEREFORE, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

         2. AMENDMENTS AND WAIVER. The parties hereto hereby agree that the Credit Agreement shall be, and hereby is, amended as follows:

         (a) The definition of "Applicable Margin" is amended in its entirety by restating said definition as follows:

                  "APPLICABLE MARGIN": for each Type and class of Loan the rate per annum set forth below opposite the description of such
                  Loan:

                  Eurodollar Term Loans                 2.25%

                  Eurodollar Revolving Loans            2.50%

                  Base Rate Term Loans                  1.25%

                  Base Rate Revolving Loans and         1.50%
                  Swingline Loans

                  PROVIDED, that on and after the first Adjustment Date occurring after the completion of the first full fiscal quarter of the Borrower after the Closing Date, the Applicable Margin will be determined pursuant to the Pricing Grids; PROVIDED FURTHER, that during the period from July 26, 2005, to the first Adjustment Date occurring after the completion of the first full fiscal quarter of the Borrower after the Closing Date, the Applicable Margin for each Type and class of Loan will be the rate per annum set forth below opposite the description of such loan:

                  Eurodollar Term Loans                 2.75%

                  Eurodollar Revolving Loans            3.00%

                  Base Rate Term Loans                  1.75%

                  Base Rate Revolving Loans and         2.00%
                  Swingline Loans


         (b)      The definition of "Consolidated EBITDA" contained in Section
                  1.1 of the Credit Agreement is amended by inserting after clause (o) the following new clauses (p) and (q):

                  , (p) fees and expense reimbursements incurred to Synergetics Installations Worldwide, Inc. in fiscal years 2005 and 2006 and (q) in fiscal years 2005 and 2006, costs associated with implementing the Synergetics Plan not to exceed $5,000,000 in the aggregate;

         (c) Section 1.1 of the Credit Agreement is amended by adding the following new definition in the appropriate alphabetical order:

                  "FIRST AMENDMENT": the First Amendment to the Credit Agreement dated as of July 26, 2005.

         (d) The definition of "Pricing Grids" is amended in its entirety by restating said definition as follows:

                  "PRICING GRIDS": the pricing grids and related provisions as amended in their entirety by Annex A attached to the First Amendment.

         (e) Section 1.1 of the Credit Agreement is amended by adding the following new definition in the appropriate alphabetical order:

                  "SYNERGETICS PLAN": the restructuring plan adopted by the Borrower in consultation with Synergetics Installations Worldwide, Inc. (including any reasonable modifications or replacements thereof approved by the board of directors of Holdings or the Borrower).

         (f) Section 7.1 of the Credit Agreement is amended by adding the following new clause (c) immediately after clause (b):

                  (c) as soon as available, but in any event not later than 30 days after the end of each month (other than a month that ends a fiscal quarter) commencing July 2005, monthly financial statements that are in form substantially similar to the quarterly financial forecasts delivered in connection with the First Amendment and that are otherwise reasonably satisfactory to the Administrative Agent in form.

         (g) The table in Section 8.1(a) of the Credit Agreement is amended by inserting "6.5" in place of the amount set forth opposite "June 30, 2005" and the amount set forth opposite "September 30, 2005".

         (h) The Lenders hereby waive (i) any Event of Default which may exist solely as a result of the Borrower's failure to comply with the requirements of Section 8.1(a) of the Credit Agreement for the quarter ended June 30, 2005, as such Section was in effect immediately prior to, but not after, giving effect to this Amendment (it being understood that this waiver shall not constitute a waiver of any such provision of the Credit Agreement as in effect after giving effect to this Amendment) and (ii) any Default or Event of Default resulting from or relating in any respect to (A) any request for or extension of credit under the Credit Agreement during the pendency of any such Event of Default, (B) any failure to comply with any obligation that became required to be performed or observed under any of such provision by reason of the occurrence of any such Event of Default, and (C) any misstatement as to the absence of any such Event of Default. The waiver set forth in clause (ii) above, and the request therefor, shall not in any event constitute an admission on the part of any Loan Party that any Default or Event of Default of the types set forth in such clause (ii) has occurred.

         (i) Section 8.10(e) of the Credit Agreement is hereby amended by restating said Section in its entirety as follows:

                  (e) the Borrower and its Subsidiaries may pay fees to the Sponsor and perform their other obligations pursuant to the terms of the Management Agreements so long as no Default under
                  Section 9(a) or (f) has occurred and is continuing; PROVIDED, HOWEVER, that no such fees shall be paid to the Sponsor from the effective date of the First Amendment through December 31, 2005 (it being understood that such fees shall continue to accrue during such period).

         (j) Effective July 26, 2005, Annex A attached to the Credit Agreement is amended in its entirety as it is restated in Annex A attached hereto.

         3. EFFECTIVENESS. This Amendment shall become effective on the date on which the Administrative Agent has received (a) this Amendment, executed and delivered by the Administrative Agent, Holdings, the Borrower and the Required Lenders and (b) an amendment fee, for the account of each Lender executing this Amendment by 5:00 p.m. (New York time) on July 26, 2005, in an amount equal to 0.10% of such Lender's Aggregate Exposure as of such date, and (c) all expense reimbursements and other amounts due to the Administrative Agent in connection with this Amendment.

         4. REPRESENTATION AND WARRANTIES. Each of Holdings and the Borrower hereby represents and warrants that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing (other than any Event of Default that is waived pursuant to Section 2 of this Amendment).

         5. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any Default, Event of Default or future action on the part of any Loan Party that would require the consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

         6. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         7. EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                                                         Annex A



                                  PRICING GRIDS

The Applicable Margins and Commitment Fee Rate shall be adjusted on a quarterly basis after the completion of the first full fiscal quarter of the Borrower following the Closing Date, based on the Consolidated Leverage Ratio determined as of the last day of the most recent fiscal quarter for which financial statements have been delivered, with each such adjustment to become effective on the date (the "ADJUSTMENT DATE") that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to
Section 7.1 and to remain in effect until the next adjustment is effected.

The Applicable Margins and Commitment Fee Rate effective on each Adjustment Date shall be determined in accordance with the pricing grids set forth below:


    REVOLVING LOANS, SWINGLINE LOANS (BASE RATE ONLY) AND COMMITMENT FEE RATE


                                                                        APPLICABLE  APPLICABLE
                                                                          MARGIN     MARGIN
                                                                           FOR         FOR     COMMITMENT
 PRICING                                                                EURODOLLAR   BASE RATE     FEE
  LEVEL         CONSOLIDATED LEVERAGE RATIO                               LOANS        LOANS        RATE
  -----         ---------------------------                               -----        -----        ----

     I        greater than or equal to 5.00 to 1.00                       3.00%         2.00%      0.50%
     II   < 5.00 to 1.00 but greater than or equal to 4.50 to 1.00        2.75%         1.75%      0.50%
     III  < 4.50 to 1.00 but greater than or equal to 4.00 to 1.00        2.50%         1.50%      0.50%
     IV               < 4.00 to 1.00                                      2.25%         1.25%      0.375%



                                   TERM LOANS


                             CONSOLIDATED                    APPLICABLE MARGIN      APPLICABLE MARGIN
                            LEVERAGE RATIO                  FOR EURODOLLAR LOANS    FOR BASE RATE LOANS
                            --------------                  --------------------    -------------------
  Pricing LEVEL

        I        greater than or equal to 3.50 to 1.00             2.75%                  1.75%
       II                   < 3.50 to 1.00                         2.50%                  1.50%


All rates in each pricing grid are per annum rates.

If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then until the date that is three Business Days after the date on which such financial statements are delivered the highest rate set forth in each column of each pricing grid shall apply. At all times after maturity or acceleration of the maturity of the Loans or the delivery of notice to the Borrower by any Agent or Lender that an Event of Default has occurred and is continuing or occurrence of any Event of Default specified in
Section 9(f) (until such time, if any, as such Event of Default may be cured or waived), the highest rate set forth in each column of each pricing grid shall apply.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.




DLI HOLDING II CORP.
By: /S/ HARVEY P. ALSTODT
--------------------------------------------------------------------------------
Name: Harvey Alstodt
Title: Vice President & Secretary

DEL LABORATORIES, INC.
By: /S/ ENZO VIALARDI
--------------------------------------------------------------------------------
Name: Enzo Vialardi
Title: Executive Vice President & CFO

JP MORGAN CHASE BANK, N.A., as
Administrative Agent and as Lender
By:  /S/ NEIL R. BOYLAN
--------------------------------------------------------------------------------
Name: Neil R. Boylan
Title:  Managing Director




                                                Signature page to the
                                                First Amendment, dated as of
                                                July 26, 2005, to
                                                the DEL LABORATORIES, INC
                                                Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:  /S/ SCOTTYE LINDSEY
--------------------------------------------------------------------------------
Name:  Scottye Lindsey
Title:   Director

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:  /S/ MARGUERITE SUTTON
--------------------------------------------------------------------------------
Name: Marguerite Sutton
Title:  Director

HEWLETT'S ISLAND CLO II, LTD.
By: Cypress Tree Investment Management Company, Inc.,
As Portfolio Manager
By:  /S/ JOHN FRABOTTA
--------------------------------------------------------------------------------
Name: John Frabotta
Title:  Chief Investment Officer

AMMC CDO II, LIMITED
By: American Money Management Corp.,
As Collateral Manager
By:  /S/ DAVID P. MEYER
--------------------------------------------------------------------------------
Name:  David P. Meyer
Title:  Senior Vice President

AMMC CLO IV, LIMITED
By: American Money Management Corp.,
As Collateral Manager
By:  /S/ DAVID P. MEYER
--------------------------------------------------------------------------------
Name:  David P. Meyer
Title:  Senior Vice President

HARCH CLO II LIMITED
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ MICHAEL E. LEWITT
--------------------------------------------------------------------------------
Name : Michael E. Lewitt
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ ALAN S. GIAIMIS
--------------------------------------------------------------------------------
Name : Alan S. Giaimis
Title: First Vice President

--------------------------------------------------------------------------------
Citadel Hill 2000 Ltd.
By: /S/ BRIAN CERRETA
--------------------------------------------------------------------------------
Name: Brian Cerreta
Title: Authorized Signatory

Flagship CLO 2001-1
By Flagship Capital Management, Inc.
By: /S/ COLLEEN CUNNIFFE
--------------------------------------------------------------------------------
Name: Colleen Cunniffe
Title: Director

Flagship CLO II
By Flagship Capital Management, Inc.
By: /S/ COLLEEN CUNNIFFE
--------------------------------------------------------------------------------
Name: Colleen Cunniffe
Title: Director

Flagship CLO III
By Flagship Capital Management, Inc.
By: /S/ COLLEEN CUNNIFFE
--------------------------------------------------------------------------------
Name: Colleen Cunniffe
Title: Director

Flagship CLO IV
By Flagship Capital Management, Inc.
By: /S/ COLLEEN CUNNIFFE
--------------------------------------------------------------------------------
Name: Colleen Cunniffe
Title: Director

Aurum CLO 2002-1 Ltd.,
By Columbia Management Advisors, Inc.
As Investment Manager
By: /S/ COLLEEN CUNNIFFE
--------------------------------------------------------------------------------
Name: Colleen Cunniffe
Title: Vice President

The Sumitomo Trust and Banking Co., Ltd., New York Branch
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ ELIZABETH A. QUIRK
-----------------------------------------
Name: Elizabeth A. Quirk
Title: Vice President

SUMMIT LAKE CLO, LTD.
By: /S/ WADE T. WINTER
--------------------------------------------------------------------------------
Name: Wade T. Winter
Title: S.V.P.

VICTORIA FALLS CLO, LTD.
By: /S/ WADE T. WINTER
--------------------------------------------------------------------------------
Name: Wade T. Winter
Title: S.V.P.

By: Callidus Debt Partners CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ PETER R. BENNITT
--------------------------------------------------------------------------------
Name: Peter R. Bennitt
Title: Principal

By: Callidus Debt Partners CLO Fund III, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ PETER R. BENNITT
--------------------------------------------------------------------------------
Name: Peter R. Bennitt
Title: Principal

Denali Capital LLC, managing member of
DC Funding Partners LLC,
Portfolio manager for
DENALI CAPITAL CLO V, LTD.,
or an affiliate
By: /S/ ROBERT M. COSEO
--------------------------------------------------------------------------------
Name: Robert M. Coseo
Title: Managing Director

Denali Capital LLC, managing member of
DC Funding Partners LLC,
Portfolio manager for
DENALI CAPITAL CLO IV, LTD.,
or an affiliate
By: /S/ ROBERT M. COSEO
--------------------------------------------------------------------------------
Name: Robert M. Coseo
Title: Managing Director

Denali Capital LLC, managing member of
DC Funding Partners LLC,
Portfolio manager for
DENALI CAPITAL CLO III, LTD.,
or an affiliate
By: /S/ ROBERT M. COSEO
--------------------------------------------------------------------------------
Name: Robert M. Coseo
Title: Managing Director

CIT LENDING SERVICES CORPORATION
By: /S/ JOHN P. SIRICO, II
--------------------------------------------------------------------------------
Name: John P. Sirico, II
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK
By: /S/ ANDY BALLTA
--------------------------------------------------------------------------------
Name: Andy Ballta
Title: Vice President
By: /S/ RONALD BONGIOVANNI
--------------------------------------------------------------------------------
Name: Ronald Bongiovanni
Title: Senior Vice President

Fidelity Central Investment Portfolios LLC:
Fidelity Floating Rate Central Investment Portfolio
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ JOHN H. COSTELLO
--------------------------------------------------------------------------------
Name: John H. Costello
Title: Assistant Treasurer

GULF STREAM-COMPASS CLO 2005-1 LTD.
By: Gulf Stream Asset Management, LLC
As Collateral Manager
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ BARRY K. LOVE
--------------------------------------------------------------------------------
Name: Barry K. Love
Title: Chief Credit Officer

BEAR STEARNS CORPORATE LENDING INC.
By: /S/ VICTOR BULZACCHELLI
--------------------------------------------------------------------------------
Name: Victor Bulzacchelli
Title: Vice President

--------------------------------------------------------------------------------
Morgan Stanley Prime Income Trust
By: /S/ JINNY KIM
--------------------------------------------------------------------------------
Name: Jinny Kim
Title: Vice President

Fidelity Advisor Series II:
Fidelity Advisor Floating Rate High Income Fund
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ JOHN H. COSTELLO
--------------------------------------------------------------------------------
Name: John H. Costello
Title: Assistant Treasurer

Prospero CLO & B.V.
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ JOHN RANDOLPH WATKINS
--------------------------------------------------------------------------------
Name: John Randolph Watkins
Title: Executive Director

CYPRESSTREE CLAIF FUNDING LLC
-----------------------------------------
 [Name of Lender]
By: /S/  M. CRISTINA HIGGINS
--------------------------------------------------------------------------------
Name: Cristina Higgins
Title: Assistant Vice President

L.A. FUNDING LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/  M. CRISTINA HIGGINS
--------------------------------------------------------------------------------
Name: Cristina Higgins
Title: Assistant Vice President

PPM MONARCH BAY FUNDING LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/  M. CRISTINA HIGGINS
--------------------------------------------------------------------------------
Name: Cristina Higgins
Title: Assistant Vice President

PPM SHADOW CREEK FUNDING LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/  M. CRISTINA HIGGINS
--------------------------------------------------------------------------------
Name: Cristina Higgins
Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/  ANN E. MORRIS
--------------------------------------------------------------------------------
Name: Ann E. Morris
Title: Authorized Agent

SunAmerica Life Insurance Company
By:  AIG Global Investment Corp., Inc.
Its Investment Advisor
By: /S/ W. JEFFREY BAXTER
--------------------------------------------------------------------------------
Name: W. Jeffrey Baxter
Title: Vice President

Galaxy III CLO, Ltd.
By:  AIG Global Investment Corp., Inc.
Its Investment Advisor
By: /S/ W. JEFFREY BAXTER
--------------------------------------------------------------------------------
Name: W. Jeffrey Baxter
Title: Vice President

Galaxy CLO 2003-1, Ltd.
By:  AIG Global Investment Corp., Inc.
Its Investment Advisor
By: /S/ W. JEFFREY BAXTER
--------------------------------------------------------------------------------
Name: W. Jeffrey Baxter
Title: Vice President

FBS CBNA Loan Funding LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ GREGG BRESNER
--------------------------------------------------------------------------------
Name: Gregg Bresner
Title: Member, Briscoe Capital Mgmt.
on behalf of FBS CBNA Loan Funding LLC

IXIS LOOMIS SAYLES SENIOR LOAN FUND
--------------------------------------------------------------------------------
[Name of Lender]
By: See Attached Page
--------------------------------------------------------------------------------
Name:
Title:

IXIS LOOMIS SAYLES SENIOR LOAN FUND
--------------------------------------------------------------------------------
By Loomis, Sayles and Company, L.P.
its manager
By Loomis, Sayles and Company, Inc.
its general partner
By: /S/ KEVIN J. PERRY
Name: Kevin J. Perry
Title: Vice President

LOAN FUNDING I LLC,
a wholly owned subsidiary of
Citibank, N.A.
By: TCW Advisors, Inc.,
as portfolio manager of
Loan Funding I LLC
By: /S/ WAYNE HOSANG
--------------------------------------------------------------------------------
Name: G. Wayne Hosang
Title: Vice President
By: /S/ JONATHAN R. INSULL
--------------------------------------------------------------------------------
Name: Jonathan R. Insull
Title: Managing Director

Jefferson-Pilot Life Insurance Company
By: TCW Advisors, Inc.,
as its Investment Advisor
By: /S/ WAYNE HOSANG
--------------------------------------------------------------------------------
Name: G. Wayne Hosang
Title: Vice President
By: /S/ JONATHAN R. INSULL
--------------------------------------------------------------------------------
Name: Jonathan R. Insull
Title: Managing Director

PARK AVENUE LOAN TRUST
By: TCW Advisors, Inc.,
as Agent
By: /S/ WAYNE HOSANG
--------------------------------------------------------------------------------
Name: G. Wayne Hosang
Title: Vice President
By: /S/ JONATHAN R. INSULL
--------------------------------------------------------------------------------
Name: Jonathan R. Insull
Title: Managing Director

TCW Senior Secured Loan Fund
By: TCW Advisors, Inc.,
as its Investment Advisor
By: /S/ WAYNE HOSANG
--------------------------------------------------------------------------------
Name: G. Wayne Hosang
Title: Vice President
By: /S/ JONATHAN R. INSULL
--------------------------------------------------------------------------------
Name: Jonathan R. Insull
Title: Managing Director

North Fork Business Capital Corporation
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ RONALD WALKER
--------------------------------------------------------------------------------
Name: Ronald Walker
Title: Vice President

VAN KAMPEN
SENIOR LOAN FUND
By: Van Kampen Asset Management
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ CHRISTINA JAMIESON
--------------------------------------------------------------------------------
Name: Christina Jamieson
Title: Executive Director

Kitty Hawk Trust
By: Morgan Stanley Investment Management, Inc.
as Investment Manager
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ CHRISTINA JAMIESON
--------------------------------------------------------------------------------
Name: Christina Jamieson
Title: Executive Director

VAN KAMPEN
SENIOR INCOME TRUST
By: Van Kampen Asset Management
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ CHRISTINA JAMIESON
--------------------------------------------------------------------------------
Name: Christina Jamieson
Title: Executive Director

JUPITER LOAN FUNDING LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/  M. CRISTINA HIGGINS
--------------------------------------------------------------------------------
Name: Cristina Higgins
Title: Assistant Vice President

WINGED FOOT FUNDING TRUST
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/  ANN E. MORRIS
--------------------------------------------------------------------------------
Name: Ann E. Morris
Title: Authorized Agent

ING PRIME RATE TRUST
By: ING Investment Management Co.
as its Investment manager
By: /S/ BRIAN S. HORTON
--------------------------------------------------------------------------------
Name: Brian S. Horton
Title: Vice President

ING SENIOR INCOME FUND
By: ING Investment Management Co.
as its Investment manager
By: /S/ BRIAN S. HORTON
--------------------------------------------------------------------------------
Name: Brian S. Horton
Title: Vice President

Friedberg Milstein
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ ERIC GREEN
--------------------------------------------------------------------------------
Name: Eric Green
Title: Senior Partner

ACA Management, LLC
as advisor to ACA CLO 2005, Limited
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ VINCENT M. INGATO
--------------------------------------------------------------------------------
Name: Vincent M. Ingato
Title: Managing Director

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
SUFFIELD CLO, LIMITED
By: Babson Capital Management LLC
as Collateral Manager
By: /S/ DAVID P. WELLS
--------------------------------------------------------------------------------
Name: David P. Wells, CFA
Title: Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC
as Investment Manager
By: /S/ DAVID P. WELLS
--------------------------------------------------------------------------------
Name: David P. Wells, CFA
Title: Managing Director

MASSACHUSETTS MUTAL LIFE
INSURANCE COMPANY
By: Babson Capital Management LLC
as Investment Adviser
By: /S/ DAVID P. WELLS
--------------------------------------------------------------------------------
Name: David P. Wells, CFA
Title: Managing Director

47th Street Funding II Inc.
By: /S/ DAVID M. MILLISON
--------------------------------------------------------------------------------
Name: David M. Millison
Title: Managing Director

OAK HILL CREDIT PARTNERS I, LIMITED
By: Oak Hill CLO Management I, LLC
As Investment Manager
By: /S/ SCOTT D. KRASE
--------------------------------------------------------------------------------
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED
By: Oak Hill CLO Management II, LLC
As Investment Manager
By: /S/ SCOTT D. KRASE
--------------------------------------------------------------------------------
Name: Scott D. Krase
Title: Authorized Person


OAK HILL CREDIT PARTNERS III, LIMITED
By: Oak Hill CLO Management III, LLC
As Investment Manager
By: /S/ SCOTT D. KRASE
--------------------------------------------------------------------------------
Name: Scott D. Krase
Title: Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED
By: Oak Hill CLO Management IV, LLC
As Investment Manager
By: /S/ SCOTT D. KRASE
--------------------------------------------------------------------------------
Name: Scott D. Krase
Title: Authorized Person

SMBC MVI SPC,
on behalf of and for the account of Segregated Portfolio No. 1
By: Oak Hill Separate Account Management I, LLC
As Investment Manager
By: /S/ SCOTT D. KRASE
--------------------------------------------------------------------------------
Name: Scott D. Krase
Title: Authorized Person

BLACK DIAMOND CLO 2005-1 LTD.
By: Black Diamond Capital Management, L.L.C.,
as its Collateral Manager
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ JAMES J. ZENNL, JR.
--------------------------------------------------------------------------------
Name: James J. Zennl, Jr.
President & Managing Partner
Black Diamond Capital Management, L.L.C.

GSC PARTNERS CDO FUND V, LIMITED
By: GSCP (NJ), L.P., as Collateral Manager
By: /S/ ALEXANDER B. WRIGHT
--------------------------------------------------------------------------------
Name: Alexander B. Wright
Title: Authorized Signatory

GSC PARTNERS CDO FUND IV, LIMITED
By: GSCP (NJ), L.P., as Collateral Manager
By: /S/ ALEXANDER B. WRIGHT
--------------------------------------------------------------------------------
Name: Alexander B. Wright
Title: Authorized Signatory

MFS Floating Rate High Income Fund
By: PALMER & Dodge LLP, its Agent
By: /S/ JOHN C. KACOYANNAKIS
--------------------------------------------------------------------------------
Name: John Kacoyannakis
Title: Authorized Signatory

Stanfield Vantage CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ CHRISTOPHER E. JANSEN
--------------------------------------------------------------------------------
Name: Christopher E. Jansen
Title: Managing Partner

Landmark V CDO Ltd.
Aladdin Capital Mgmt. LLC
--------------------------------------------------------------------------------
[Name of Lender]
By: /S/ WILLIAM S. LUTKINS
--------------------------------------------------------------------------------
Name: William S. Lutkins
Title: Authorized Signatory

/S/ ROBERT M. KADLICK
--------------------------------------------------------------------------------
By: General Electric Capital Corporation
Name: Robert M. Kadlick
Title: Duly Authorized Signatory

--------------------------------------------------------------------------------
GMAC Commercial Finance, LLC
By: /S/ CHRISTOPHER M. GAUCH
--------------------------------------------------------------------------------
Name: Christopher M. Gauch
Title: Vice President

--------------------------------------------------------------------------------
CLT, L.P.
By: GSO Capital Partners LP as Collateral Manager
By: /S/ MELISSA MARANO
--------------------------------------------------------------------------------
Name: Melissa Marano
Title: Authorized Signatory

Hanover Square CLO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager
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By: /S/ DEAN CRIARES
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Name: Dean Criares
Title: Managing Director

Union Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager
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By: /S/ DEAN CRIARES
--------------------------------------------------------------------------------
Name: Dean Criares
Title: Managing Director

Monument Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager
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By: /S/ DEAN CRIARES
--------------------------------------------------------------------------------
Name: Dean Criares
Title: Managing Director

Loan Funding VI LLC,
for itself as agent for
Corporate Loan Funding VI LLC
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By: /S/ DEAN CRIARES
-------------------------------
Name: Dean Criares
Title: Managing Director

Madison Park Funding I, Ltd.
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[Name of Lender]
By: /S/ DAVID H. LERNER
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Name: David H. Lerner
Title: Authorized Signatory

Whitehorse II, Ltd.
By: Whitehorse Capital Partners, L.P.
As Collateral Manager
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[Name of Lender]
By: /S/ ETHAN M. UNDERWOOD
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Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

RAYMOND JAMES BANK, FSB
By: /S/ THOMAS F. MACINA
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Name: Thomas F. Macina
Title: Senior Vice President
Senior Credit Administration Officer

Mainstay Floating Late Fund,
A Series of Eclipse Funds, Inc.
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[Name of Lender]
By: New York Life Investment Management LLC
By: /S/ R.H. DIAL
--------------------------------------------------------------------------------
Name: R. H. Dial
Title: Managing Director

Millcreek CBNA
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[Name of Lender]
By: /S/ JAMES SPAULDING
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Name: James Spaulding
Title: Attorney-In-Fact